FOIA CONFIDENTIAL TREATMENT REQUESTED BY WILLIS GROUP HOLDINGS PLC
PURSUANT TO 17 CFR 200.83 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [****], HAS BEEN DELIVERED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION.
ADDENDUM N°1 TO THE AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT WITH RESPECT TO
GS & Cie Group
Dated 22 April 2015

(1)	ASTORG IV FCPR

(2)	FINANCIERE MUSCARIS IV

(3)	WILLIS EUROPE BV

(4)	WILLIS NETHERLANDS HOLDINGS BV

(5)	WILLIS GROUP HOLDINGS PLC

(6)	LUCASLUX

(7)	FINANCIERE NATELPAU

(8)	MAERA

(9)	SIMON MINCO EURL

(10)	PRPHI EURL

(11)	DREAM MANAGEMENT 1

(12)	DREAM MANAGEMENT 2

(13)	NATELPAU BELGIUM

(14)	FOYER INTERNATIONAL

(15)	DREAM MANAGEMENT 3

(16)	THE PERSONS LISTED IN SCHEDULE 0

BETWEEN THE UNDERSIGNED:

1.
FPCI ASTORG IV, a French fonds professionnel de capital investissement, represented by its management company Astorg Partners, a company (société par actions simplifiée) organized under the Laws of France, having a share capital of €675,000 and its registered office at 68, rue du Faubourg Saint-Honoré, 75008 Paris, France, registered with the French Registry of Commerce and Companies under number 419 838 545 RCS Paris, duly represented for the purposes hereof;

2.
Financiere Muscaris IV, a company (société par actions simplifiée) organized under the Laws of France, having a share capital of €988,000 and its registered office at 68, rue du Faubourg Saint-Honoré, 75008 Paris, France, registered with the French Registry of Commerce and Companies under number 501 614 523 R.C.S. Paris, duly represented for the purposes hereof;

3.
Willis Europe BV, a limited company (Besloten Vennootschap) incorporated in the Netherlands with Commercial Register No. 24.135.835, and registered as a foreign company in England & Wales with company number FC024627 at 51 Lime Street, London EC3M 7DQ, United Kingdom, duly represented for the purposes hereof;

4.
Willis Netherlands Holdings BV, a limited company (Besloten Vennootschap) organized under the Laws of Netherlands, Hoogoorddreef 60, 1101 BE Amsterdam Zuidoost, the Netherlands, registered with the Trade Register of the Dutch Chamber of Commerce under number 34367289, duly represented for the purposes hereof;

5.
Willis Group Holdings Plc, a public limited company organized under the Laws of Ireland, having its registered office at Grand Mill Quay, Barrow Street, Dublin 4, Ireland, registered with the Ireland Companies Registry under number 475616, duly represented for the purposes hereof;

6.
Lucaslux, a company (société à responsabilité limitée) organized under the Laws of Luxembourg, having a share capital of €60,617,653 and its registered office at 145, rue du Kiem, L-8030 Strassen, Luxembourg, registered with the Registry of Commerce and Companies of Luxembourg under number B 149 762, duly represented for the purposes hereof;

7.
Financière Natelpau, a company (société anonyme) organized under the Laws of Luxembourg, having a share capital of €24,027,000 and its registered office at 6, rue Guillaume Schneider (L-2522), Luxembourg, Luxembourg, registered with the Registry of Commerce and Companies of Luxembourg under number B 148 397, duly represented for the purposes hereof;

8.
Maera, a company (société anonyme) organized under the Laws of Luxembourg, having a share capital of €4,606,093 and its registered office at au 63-65 rue de Merl, L-2146 Luxembourg, Luxembourg, registered with the Registry of Commerce and Companies of Luxembourg under number 132 353, duly represented for the purposes hereof

9.
Simon Minco EURL, a company (enterprise unipersonnelle à responsabilité limitée) organized under the Laws of France, having a share capital of €2,756,115 and its registered office at 6bis, rue Jean Nicolas Collignon, 57000 Metz, France, registered with the French Registry of Commerce and Companies under number 518 569 843 R.C.S. Metz, duly represented for the purposes hereof;

10.
PRPHI EURL, a company (entreprise unipersonnelle à responsabilité limitée) organized under the Laws of France, having a share capital of €2,734,110 and its registered office at 11, Chemin du Zornic, 56260 Larmor-

Plage, France, registered with the French Registry of Commerce and Companies under number 493 791 701 R.C.S. Lorient, duly represented for the purposes hereof;

11.
Dream Management 1, a company (société par actions simplifiée) organized under the Laws of France, with a share capital of €5,600,001, having its registered office at 48, rue Jacques Dulud, 92200 Neuilly-sur-Seine, France, registered with the French Registry of Commerce and Companies under number 518 454 152 RCS Nanterre, duly represented for the purposes hereof;

12.
Dream Management 2, a company (société anonyme) organized under the Laws of France, with a share capital of €4,700,001, having its registered office at 48, rue Jacques Dulud, 92200 Neuilly-sur-Seine, France, registered with the French Registry of Commerce and Companies under number 518 556 212 R.C.S. Nanterre, duly represented for the purposes hereof;

13.
Natelpau Belgium, a company (société anonyme) organized under the Laws of Belgium, having a share capital of €5,900,000 and its registered office at 36, rue du Pinson, B-1170 Watermael-Boitsfort, Belgique, registered with the Registry of Commerce and Companies of Brussels (RPM de Bruxelles) under number 0821.761.036, duly represented for the purposes hereof;

14.
Foyer International, a company (société anonyme) organized under the Laws of Luxembourg, having a share capital of €30,000,000 and its registered office at 12, rue Léon Laval, L-3372 Leudelange, Luxembourg, registered with the Registry of Commerce and Companies of Luxembourg under number B 53682, duly represented for the purposes hereof;

15.
Dream Management 3, a company (société par actions simplifiée) organized under the Laws of France, with a share capital of €2.603.078, having its registered office at 48, rue Jacques Dulud, 92200 Neuilly-sur-Seine, France, registered with the French Registry of Commerce and Companies under number 518 454 152 RCS Nanterre, duly represented for the purposes hereof;

16.	Each of the Persons identified in Schedule 0 hereto, duly represented for the purposes hereof;

the Persons listed from 1 to 16, not acting jointly and severally (non solidairement), are hereinafter collectively referred to as the "Parties" and individually as a "Party",
IN THE PRESENCE OF:

17.
GS & Cie Groupe, a company (société par actions simplifiée) organized under the Laws of France, having a share capital of €121.288.808 and its registered office at 33-34, quai de Dion Bouton, 92800 Puteaux, France, registered with the French Registry of Commerce and Companies under number 515 061 141 R.C.S. Nanterre, duly represented for the purposes hereof;

18.
Gras Savoye, a company (société par actions simplifiée) organized under the Laws of France with a share capital of €1,462,600, having its registered office at 33-34, quai de Dion Bouton, 92800 Puteaux, France, registered with the French Registry of Commerce and Companies under number 311 248 637 RCS Nanterre, duly represented for the purposes hereof;

19.
Gras Savoye Euro Finance, a company (société anonyme), organized under the Laws of Belgium, having its registered office at 4020 Liège 2, Quai des Vennes, 18-20, Belgium, registered under number 0403.276.015, duly represented for the purposes hereof;

RECITALS:

(A)
The Parties, GS & Cie Groupe, Gras Savoye and Gras Savoye Eurofinance are parties to an amended and restated shareholders' agreement with respect to GS & Cie Groupe dated 15 April 2013 pursuant to which certain matters relating to the governance and the securities of GS & Cie Groupe and its subsidiaries have been agreed (the "SHA"; terms used in this agreement starting with an upper case shall have the meaning ascribed to them in the SHA).

(B)
Within the context of the implementation of the provisions of the SHA, the Parties have agreed on (i) certain precisions with respect to the calculation of the EBITDA, (ii) the appointment of the Agreed 1592 Arbitrator, (iii) the Notification Enterprise Value and the Estimated Notification Equity Value and Prices, (iv) a clarification of the definition of Financial Debt in Schedule 1(B), (v) certain precisions with respect to the mechanism for setting-up the relevant financial aggregates and prices as per the SHA and (vi) certain precisions concerning Willis compliance due diligence exercise. This having been set forth, the Parties entered into this addendum (the "Addendum").

THE FOLLOWING WAS HEREBY AGREED:

1.	ADDENDUM TO THE EBITDA IMPACT ADJUSTMENTS
The Parties agree to adjust the definition of EBITDA provided for in Section 9.7.1 of Schedule 1(B) of the SHA as follows and, accordingly, to add the following paragraph (c) to the definition of EBITDA Impact Adjustments provided for in Section 9.7.2 of Schedule 1(B) of the SHA:
"(c)    To the extent deducted from EBITDA, the following costs will be added back to EBITDA:

•	Fees and costs related to the services provided to the Group by CIREOS (One Man Support) pursuant to an agreement dated 11 November 2014 up to € 111,000;

•	Fees and costs related to the compliance assistance services provided to the Group by PWC pursuant to an agreement dated 16 December 2014 up to € 270,000;

•	Costs/Severance pays booked in 2014 resulting from the departure of certain managers up to € 1,619,700."

2.	Agreed 1592 ARBITRATOR
The Parties hereby acknowledge that the Direct Parties have mutually agreed to appoint a partner (Mr. Nicolas Klapisz) of Ernst & Young Advisory (Valuation & Business Modelling, Tour First - 1, place des Saisons, 92037 Paris-La Défense cedex) as the Agreed 1592 Arbitrator (as defined in Section 1.1 of SHA).

3.	Notification Enterprise Value and Estimated Notification Equity ValUe and Prices
[****]

4.	Amendment TO THE CERTAIN NOTICE DETAILS
The Parties hereby agree to modify the details of certain addressees for the notices provided for in Section 20.9 as follows (changes are in bold):

(i)	If to Maera:

Maera
63-65, rue de Merl
L-2146 Luxembourg
Luxembourg
Fax: + 33 3 28 63 05 10
e-mail: patrick.lambert@grassavoye.com / ptrck.lambert@gmail.com

(ii)	If to PRPHI:
PRPHI
11 chemin du Zornic
56260 Larmor Plage
France
Email: philippe.rouault@grassavoye.com

(iii)	If to Willis Europe BV:
Willis Europe BV
51 Lime Street
London EC3M 7DQ
United Kingdom
Attn: the General Counsel and the Company Secretary
With a copy to:
Pamela Thomson-Hall
Email: thomson-hallp@willis.com
and:
Alistair Peel
Email: peela@willis.com

5.	Clarification of the definition of financial debt
The Parties hereby agree to modify the definition of Financial Debt in Schedule 1(B), Section 9.1 of the SHA as follows (changes are in bold):
"Financial Debt": shall be equal to the sum of all amounts due to financial institutions and Vendors Bond holders (excluding those balances with banks and insurers relating to the brokerage and other operating activities of the company that are otherwise captured in the C Aggregate) as of the Calculation Date including but not limited to:

•	amounts drawn under long term credit facilities (whether due in less than or more than twelve (12) months);

•	bank loans, bonds, debentures, and mezzanine debt including but not limited to LBO debt;

•	bank overdrafts;

•	Vendors Bonds (but, for the avoidance of doubt, this does not include the Securities);

•	residual amounts due in respect of finance leases; and

•	amounts borrowed under asset securitization facilities and all other interest and non-interest bearing loans including accrued interest;"

6.	Amendment to sections 10.2, 10.4 and 10.5 of the SHA

6.1	The Parties hereby agree to modify paragraphs (d), (e) and (f) of section 10.2 of the SHA as follows:

(d)
The Notification Enterprise Value and the Estimated Notification Equity Value and Prices shall be determined by Willis and the Willis Call Grantors or if Willis and the Willis Call Grantors are unable to agree on such items by the Agreed 1592 Arbitrator, as described in paragraphs (e) to (k) below. Willis and the Willis Call Grantors and the Agreed 1592 Arbitrator shall apply the formulas set forth in Schedule 1(B).

(e)
If Willis and the Willis Call Grantors are unable to agree on the Notification Enterprise Value and the Estimated Notification Equity Value and Prices such items within the twenty (20) Business Days period from the Notification Appointment Date, the Agreed 1592 Arbitrator shall determine the Notification Enterprise Value and the Estimated Notification Equity Value and Prices within twenty (20) Business Days from the end of the preceding (20) Business Days period. The Agreed 1592 Arbitrator shall promptly and simultaneously notify the Company, Willis and all of the Willis Call Grantors thereof. This period for delivering a written report may be extended for up to ten (10) Business Days for good cause by the mutual written consent of Willis and the Willis Call Grantors or by the Agreed 1592 Arbitrator at his sole discretion.

(f)
Willis and each of the Willis Call Grantors are authorized to make submissions to the Agreed 1592 Arbitrator within ten (10) Business Days from the end of the twenty (20) Business Days period from the Notification Appointment Date provided that such submissions shall also be notified to the other Direct Parties. Each Direct Party may respond to another Direct Party's submission by notifying such response to the Agreed 1592 Arbitrator and the other Direct Parties within fifteen (15) Business Days from the end of the twenty (20) Business Days period from the Notification Appointment Date.

5.2    The Parties hereby agree to replace paragraphs (a) and (b) of section 10.4 of the SHA as follows:

(a)
The Final Notification Equity Value and Prices shall be determined by (i) Willis and each of the Willis Call Grantors no later than December 31, 2015 or (ii) if Willis and each of the Willis Call Grantors are unable to agree on such items within such time period, by the Agreed 1592 Arbitrator. Willis and the Willis Call Grantors, the Company and the Agreed 1592 Arbitrator shall apply the formulas set forth in Schedule 1(B). As soon as the information is available the Company shall, and the Direct Parties shall take all Applicable Actions to cause the Company to, provide the Direct Parties the proposed Final Notification Equity Value and Prices. The Company will also provide simultaneously the Direct Parties with all appropriate supporting documents and information relating to the proposed Final Equity Value and Prices. If Willis and each of the Willis Call Grantors are unable to agree on the Final Equity Value and Prices such items on or before December 31, 2015, the 1592 Arbitrator shall determine the Final Notification Equity Value and Prices.

(b)
Except if the Final Notification Equity Value and Prices are expressly agreed upon in writing between Willis and each of the Willis Call Grantors, the 1592 Arbitrator shall determine the Final Notification Equity Value and Prices no later than January 31, 2016. Willis and each of the Willis Call Grantors shall be authorized to make submissions to the 1592 Arbitrator and to respond to other Direct Parties' submissions in accordance with a procedure and a timetable to be established by the 1592 Arbitrator.

5.3    The Parties hereby agree to modify paragraphs (d), (e) and (f) of section 10.5 of the SHA as follows:

(d)
The Call Enterprise Value and the Estimated Call Equity Value and Prices shall be determined by (i) the Willis and the Willis Call Grantors within twenty (20) Business Days from the Call Appointment Date or (ii) if Willis and the Willis Call Grantors are unable to agree on such items within such time period, by the Agreed 1592 Arbitrator. Willis and the Willis Call Grantors, the Company and the Agreed 1592 Arbitrator shall apply the formulas set forth in Schedule 1(B). As soon as the information is available the Company shall, and the Direct Parties shall take all Applicable Actions to cause the Company to, provide the Direct Parties the proposed Call Enterprise Value and the Estimated Call Equity Value and Prices. The Company shall also provide simultaneously Willis and the Willis Call Grantors with all appropriate supporting documents and information relating to the proposed Call Enterprise Value and the Estimated Call Equity Value and Prices.

(e)
Except if the Call Enterprise Value and the Estimated Call Equity Value and Prices are expressly agreed upon in writing between Willis and each of the Willis Call Grantors prior to the expiry of the twenty (20) Business Day-period from the Call Appointment Date, the Agreed 1592 Arbitrator shall determine the Call Enterprise Value and the Estimated Call Equity Value and Prices within twenty (20) Business Days from the end of the preceding (20) Business Days period and shall promptly and simultaneously notify the Company, Willis and all of the Willis Call Grantors thereof. This period for delivering a written report may be extended for up to ten (10) Business Days for good cause by the mutual written consent of Willis and the Willis Call Grantors or by the Agreed 1592 Arbitrator at his sole discretion.

(f)
Willis and each of the Willis Call Grantors are authorized to make submissions to the Agreed 1592 Arbitrator within ten (10) Business Days from the end of the preceding (20) Business Days period provided that such submissions shall also be notified to the other Direct Parties. Each Direct Party may respond to another Direct Party's submission by notifying such response to the Agreed 1592 Arbitrator and the other Direct Parties within fifteen (15) Business Days from the end of the preceding (20) Business Days period.

7.	Compliance due diligence
[****]

8.	ENTRY INTO FORCE
This Addendum shall enter into force and take effect on the date at which a waiver is obtained under the Senior Facilities Agreement with respect to the terms and conditions hereof.
GS & Cie Groupe and Gras Savoye shall use their best efforts to obtain such waiver as promptly as possible after the date hereof.

9.	Other terms and conditions of the SHA
Sections 1, 3, 4, 5, 6 and 7 supersede all prior agreement among the Parties with respect to the subject matters here above.
With the exception of what is expressly provided for under this Addendum, all terms and conditions of the SHA shall remain in force and any reference to the SHA shall be construed as a reference to the SHA as amended by this Addendum.

10.	MISCELLANEOUS PROVISIONS
Section 20.15 of the SHA shall apply mutatis mutandis to the Addendum.
Executed on 22 April 2015.
The signatories expressly agreeing to limit the number of original copies of the Addendum to 17 original copies, each signatory receiving one copy except the persons identified in Schedule 0 who waive the benefit of the provisions of article 1325 of the French Civil Code and who shall together receive one single copy kept by their representative.

Schedule 0
List of the Lucas Shareholders

1.	Mr. Patrick Lucas, a French citizen born on March 6, 1939 at Paris (16), residing at 1, avenue Emile Acollas, 75007 Paris, France;

2.	Ms. Rosine Bertrand, a French citizen born on June 4, 1945 at Paris (16), residing at 10 rue Phalsbourg, 75017 Paris, France; and

3.	Ms. Claude de Séguier, a French citizen born on March 21, 1944 at Paris (16), residing at 40 rue du Four, 75006 Paris, France;

4.	Ms. Nunzia Lucas, a French citizen born on February 13, 1939 at Beaune (21) residing at 1 avenue Emile Acollas, 75007 Paris, France;

5.	Ms. Chrystèle Schoenlaub a French citizen born on May 24, 1965 at London (United Kingdom), residing at route d'Hermance 309A, 1247 Anières, Switzerland;

6.	Ms. Anne-Séverine Dian, a French citizen born on May 19,1968 at Neuilly-sur-Seine (92), residing at 24 rue Desbordes-Valmore, 75016 Paris, France

7.	Ms. Inès Lucas Arnaud, a French citizen born on December 20, 1970 at Neuilly-sur-Seine (92), residing at 5 rue du Général Langlois, 75016 Paris, France;

8.	Ms. Caroline Lucas Lefèvre, a French citizen born on February 8, 1973 at Neuilly-sur-Seine (92), residing at 135 avenue Mozart, 75016 Paris, France;

9.	Mr. Tanneguy de Séguier, a French citizen born on May 27, 1968 at Neuilly-sur-Seine (92), residing at 38 avenue Horace Vernet, 78110 Le Vesinet, France

10.	Mr. Guillaume de Séguier, a French citizen born on February 11, 1970 at Neuilly-sur-Seine (92), residing at 29 rue de Verdun, 78110 Le Vesinet, France

11.	Mr. Raphaël de Séguier, a French citizen born on June 9, 1971 at Neuilly-sur Seine (92), residing at 35 rue Madeleine Michelis, 92200 Neuilly-sur-Seine, France;

12.	Mr. Emmanuel de Séguier, a French citizen born on February 25, 1974 at Paris (12), residing at 156 boulevard Magenta, 75010 Paris, France;

List of the Gras Shareholders

13.	Mr. Emmanuel Gras, a French citizen, born on August 4, 1934 at Marcq-en-Baroeul (59), residing at 1B, rue de la Festingue, B7730 Nechin, Belgium;

14.	Ms. Geneviève Gras, a French citizen, born on June 15, 1940 at Mazamet, residing at 1-B rue de la Festingue / B-7730 Néchin Belgium;

15.	Ms. Nathalie Lapointe, a French citizen, born on February 7, 1964 at Roubaix (59), residing at 433 bis, avenue de la Marne, 59700 Marcq-en-Baroeul, France;

16.	Ms. Elodie Duriez, a French citizen, born on August 2, 1965 at Roubaix (59), residing at 4 rue Villandry, 37540 Saint-Cyr-sur-Loire, France; and

17.	Ms. Pauline Desrousseaux, a French citizen, born on February 9, 1969 at Croix (59), residing at 549 ter, rue Albert Bailly, 59700 Marcq-en-Baroeul, France.

SIGNATURES

ASTORG IV FCPR By Astorg Partners By: Mr. Benoît Ficheur
Financière Muscaris IV By: Mr. Benoît Ficheur
Willis Europe BV By:
Willis Netherlands Holdings BV By:
Lucaslux By: Mr. Patrick Lucas
Financière Natelpau By: Mr. Hervé d'Halluin
Maera By: Mr. Patrick Lambert
Simon Minco EURL By: Mr. Pierre Simon
PRPHI EURL By: Mr. Philippe Rouault
Dream Management 1 By: Mr. François Varagne
Dream Management 2 By: Mr. François Varagne
NATELPAU BELGIUM By: Mr. Hervé d'Halluin

FOYER INTERNATIONAL By: Mr. Hervé d'Halluin
Dream Management 3 By: Mr. François Varagne
Each of the Persons identified in Schedule 0 By: Mr. Patrick Lucas and Mr. Hervé d'Halluin
GS & Cie Groupe By: Mr. François Varagne
Gras savoye By: Mr. François Varagne
Gras savoye EUROFINANCE By: Mr. François Varagne